Exhibit 10.9

同意函

SPOUSAL CONSENT

本人，徐燕（身份证号码：422302197711170761），为周剑（身份证号码：42232319771028075x）之合法配偶。本人在此无条件并不可撤销地同意周剑于2018年9月30日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置周剑持有的、并登记在其名下的咸宁祥天能源控股集团有限公司（“境内公司”）的股权：

The undersigned, Xu Yan (ID card No. 422302197711170761), is the lawful spouse of Zhou Jian, (ID card No. 42232319771028075x). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as “Transaction Documents”) by Zhou Jian on 【】，2018, and the disposal of the equity interests of Xianning Xiangtian Energy Holding Group Co., Ltd. (hereinafter referred to as “Domestic Company”) held by Zhou Jian, and registered in his name according to the following documents:

(1)	与祥天（深圳）空气能电力有限公司（下称“WFOE”）及境内公司签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between LuckSky (Shen Zhen) Aerodynamic Electricity Limited., (hereinafter referred to as the “WFOE”) and Domestic Company;

(2)	与WFOE及境内公司签署的《独家购买选择权权协议》；和

Exclusive Option Agreement entered into between the WFOE and Domestic Company; and

(3)	周剑签署的《授权书》。

Power of Attorney executed by Zhou Jian.

本人承诺不就周剑持有的境内公司股权主张任何权利。本人进一步确认周剑,履行、修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Domestic Company which are held by Zhou Jian. I hereby further confirm that Zhou Jian can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得周剑持有的境内公司的任何股权，则本人应受（经不时修订的）交易文件以及WFOE和境内公司之间于2018年9月30日签署的《业务合作框架协议》《独家管理、咨询、培训及技术服务协议》《专有技术再许可协议》（下合称“独家业务合作协议”）的约束，并遵守作为境内公司的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦WFOE提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Domestic Company which are held by Zhou Jian for any reasons, I shall be bound by the-Business Cooperation Framework Agreement, Agreement on Exclusive Management, Consulting and Training and Technical Services, Know-How Sub-License entered into between the WFOE and Domestic Company as of September 30, 2018 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Domestic Company. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

[英文仅供参考]

[English Translation for Reference Only]

/s/ Xu Yan
日期：2018年9月30日
Date: September 30, 2018